Exhibit 10.54
SECURITY AGREEMENT
dated as of November 19, 2007
of
Rio Vista Penny LLC, each other Grantor listed on the signature pages hereof and each other
Grantor that otherwise may become a party hereto
in favor of
TCW Asset Management Company, as Administrative Agent
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i

Schedules
Schedule 1	Address for Notices and Jurisdiction of Organization
Schedule 2	Scheduled Collateral

Exhibits
Exhibit A	Form of Grantor Accession Agreement

ii

SECURITY AGREEMENT
THIS SECURITY AGREEMENT (this “Agreement”) is made as of November 19, 2007, by Rio Vista Penny LLC and each other Grantor listed on the signature pages hereof and that may become parties hereto pursuant to Section 7.3 in favor of TCW Asset Management Company, as administrative agent under the Note Purchase Agreement described below (the “Secured Party”), for the benefit of the Beneficiaries.
RECITALS
A. Company, the Secured Party, and certain holders (collectively, the “Holders”) are parties to that certain Note Purchase Agreement dated as of November 19, 2007 (as heretofore or hereafter amended, supplemented or restated from time to time, the “Note Purchase Agreement”).
B. Pursuant to the Note Purchase Agreement, the Holders have agreed to make senior secured term loans to Company.
C. In order to induce the Beneficiaries to extend such credit, each Grantor has agreed to grant to the Secured Party, for the benefit of the Beneficiaries, a security interest in the Collateral.
NOW, THEREFORE, in consideration of the premises and for other valuable consideration, the receipt and sufficiency of which the parties acknowledge, each Grantor agrees as follows:
ARTICLE I
Definitions and References
Section 1.1. Definitions in Note Purchase Agreement. Capitalized terms used herein and not otherwise defined have the respective meanings specified in the Note Purchase Agreement.
Section 1.2. Definitions in the UCC, etc. The following terms have the meanings specified in the UCC:
(a) Account.
(b) Chattel Paper.
(c) Commercial Tort Claim.
(d) Deposit Account.
(e) Document.
(f) Electronic Chattel Paper
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(g) Equipment.
(h) General Intangible.
(i) Instrument.
(j) Inventory.
(k) Investment Property.
(l) Letter of Credit Right.
(m) Payment Intangible.
(n) Proceeds.
(o) Securities Account.
(p) Security.
(q) Uncertificated Security.
Other terms used in this Agreement that are defined in the UCC and not otherwise defined herein or in the Note Purchase Agreement have the meanings specified in the UCC, unless the context otherwise requires.
Section 1.3. Definitions in this Agreement. The following terms have the following meanings:
“Beneficiaries” means the Secured Party, the Holders, and any other Person to which any Secured Obligation is owed.
“Collateral” means, with respect to any Grantor, all property described in Section 2.1 in which such Grantor has any right, title or interest. References to Collateral herein with respect to a Grantor are intended to refer to Collateral in which such Grantor has any right, title or interest and not to Collateral in which any other Grantor has any right, title or interest.
“Grantor” means each Person granting a security interest in any Collateral pursuant to this Agreement. References to “Grantor” in this Agreement are intended to refer to each such Person as if such Person were the only grantor pursuant to this Agreement, except:
(a) that references to “any Grantor” are meant to refer to each Person that is a Grantor,
(b) that references to “the Grantors” are meant to refer to collectively to all Persons that are Grantors and
(c) as otherwise may be specifically set forth herein.
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“Holders” has the meaning specified in Recital A.
“Note Purchase Agreement” has the meaning specified in Recital A.
“Pledged Debt” means all Investment Property and General Intangibles constituting or pertaining to Indebtedness owing by any Person to Grantor.
“Pledged Equity” means all Investment Property and General Intangibles constituting or pertaining to Equity in Persons.
“Secured Obligations” means all Obligations of all Restricted Persons now or hereafter arising under the Note Documents.
“Secured Party” has the meaning specified in the preamble.
“Securities Act” means the Securities Act of 1933.
“UCC” means the Uniform Commercial Code in effect in the State of New York from time to time; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.
Section 1.4. Rules of Construction; References and Titles. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise:
(a) Any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein).
(b) Unless otherwise specified, any reference herein to any Person shall be construed to include such Person’s successors and assigns.
(c) The words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof.
(d) All references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement.
(e) Any reference to any Law herein shall, unless otherwise specified, refer to such law as amended, modified or supplemented from time to time.
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(f) The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
(g) Except as specified otherwise, references to any document, instrument, or agreement shall include:
(i) all exhibits, schedules, and other attachments thereto, and
(ii) all documents, instruments, or agreements issued or executed in replacement thereof.
(h) A title appearing at the beginning of any subdivision is for convenience only, does not constitute any part of such subdivision and shall be disregarded in construing the language contained in such subdivision.
(i) The phrases “this Section” and “this subsection” and similar phrases refer only to the section or subsection hereof in which such phrases occur.
(j) The word “or” is not exclusive, and the word “including” (in all of its grammatical variations) means “including without limitation”.
ARTICLE II
Security Interest
Section 2.1. Grant of Security Interest. As collateral security for the payment and performance of all Secured Obligations, Grantor pledges, collaterally assigns and grants to the Secured Party for the benefit of the Beneficiaries a continuing security interest in all right, title and interest of Grantor in and to all of the following property, whether now owned or existing or hereafter acquired or arising, regardless of where located and howsoever Grantor’s interests therein arise, whether by ownership, security interest, claim or otherwise:
(a) Accounts.
(b) All Equity listed on Schedule 2, whether constituting General Intangibles or Investment Property.
(c) General Intangibles, including all Payment Intangibles.
(d) Documents.
(e) Instruments.
(f) Inventory.
(g) Equipment, including, all parts thereof, all accessions thereto, and all replacements therefor.
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(h) Deposit Accounts, including all Deposit Accounts listed on Schedule 2.
(i) Investment Property, and all dividends, distributions, return of capital, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any investment property and all subscription warrants, rights or options issued thereon or with respect thereto, including Pledged Debt.
(j) Commercial Tort Claims that are listed opposite Grantor’s name on Schedule 2, as in effect on the date hereof or as hereafter modified pursuant to Section 4.2.
(k) Letter of Credit Rights.
(1) Chattel Paper.
(m) Books and records (including customer lists, marketing information, credit files, price lists, operating records, vendor and supplier price lists, land and title records, geological and geophysical records and data, reserve engineering records and data, computer software, computer hardware, computer disks and tapes and other storage media, printouts and other materials and records) pertaining to any Collateral or to any oil, gas or mineral properties and interests.
(n) Money and property of any kind from time to time in the possession or under the control of any Beneficiary.
(o) Proceeds of the foregoing.
Notwithstanding the foregoing, this Section 2.1 does not grant a security interest in any property to the extent that such grant is prohibited under any agreement relating to such property and the violation of such prohibition would cause Grantor to lose its interest in or rights with respect to such property, except to the extent that Part 5 of Article 9 of the UCC would render such prohibition ineffective.
Section 2.2. Secured Obligations Secured.
(a) The security interest created hereby in the Collateral secures the payment and performance of all Secured Obligations.
(b) Without limiting the generality of the foregoing, this Agreement secures, as to Grantor, the payment of all amounts that constitute part of the Secured Obligations and would be owed by any Restricted Person to any Beneficiary under the Note Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Restricted Person.
(c) Notwithstanding any other provision of this Agreement, with respect to any Grantor, the liability of such Grantor hereunder and under each other Note Document to which it is a party shall be limited to the maximum liability that such Grantor may incur without rendering this Agreement and such other Note Documents subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provision of any applicable state or federal law. This subsection (c) shall not apply to Company, or Rio Vista ECO LLC.
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ARTICLE III
Representations and Warranties
Section 3.1. Representations and Warranties. Grantor represents and warrants to the Beneficiaries as follows:
(a) If Grantor is not Company, each representation and warranty made by Company with respect to Grantor in any other Note Document is correct.
(b) Grantor has and will have at all times the right, power and authority to grant to the Secured Party as provided herein a security interest in the Collateral, free and clear of any Lien. This Agreement creates a valid and binding security interest in favor of the Secured Party in the Collateral, securing the Secured Obligations.
(c) None of the Collateral in which Grantor has granted a security interest that constitutes goods:
(i) is covered by any Document, except for Documents that are subject hereto and have been delivered to the Secured Party;
(ii) is subject to any landlord’s lien or similar Lien, except for Permitted Liens; or
(iii) is in the possession of any Person other than Grantor or the Secured Party, except for Collateral being transported in the ordinary course of business and Collateral subject to a joint operating agreement that is in the possession of the operator under the agreement.
(d) With respect to Pledged Equity:
(i) All units and other securities constituting Pledged Equity have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any Person or of any agreement by which Grantor or any issuer of Pledged Equity is bound.
(ii) The Pledged Equity listed on Schedule 2 constitutes all equity interests owned by Grantor in its Subsidiaries. All endorsements, deliveries, notifications, and other actions required by Section 4.2(d)(i) and (ii) have been taken with respect to such Pledged Equity and all other Pledged Equity.
(iii) All documentary, stamp or other taxes or fees owing in connection with the issuance, transfer or pledge of any Pledged Equity (or rights in respect thereof) have been paid.
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(iv) No restriction or condition exists with respect to the transfer, voting or capital of any Pledged Equity.
(v) Except as disclosed on Schedule 2, no Grantor or issuer of Pledged Equity has any outstanding subscription agreement, option, warrant or convertible security outstanding or any other right outstanding pursuant to which any Person would be entitled to have issued to it units of ownership interest in any issuer of Pledged Equity.
(vi) Grantor has taken or concurrently herewith is taking all actions necessary to perfect the Secured Party’s security interest in Pledged Equity, including any registration, filing or notice that may be necessary or advisable under Article 8 of the Uniform Commercial Code as in effect in the jurisdiction in which any issuer of such Pledged Equity was organized, and no other Person has any such registration, filing or notice in effect.
(vii) Schedule 2 correctly and completely reflects all Pledged Equity owned by Grantor as of the date hereof, and Schedule 2 accurately sets forth the percentage of each class or series of Equity issued by the issuer of such Pledged Equity that is held by Grantor.
(viii) Schedule 2 sets forth all agreements, including all operating, management, voting and shareholder agreements to which Grantor is a party or by which it is bound and that relate to Pledged Equity and a correct and complete copy of each such Agreement has been delivered to counsel for the Secured Party.
(ix) No issuer of Pledged Equity has made any call for capital that has not been fully paid by Grantor and each other holder of Equity of such issuer.
(x) Neither Grantor nor any other holder of equity issued by any issuer of Pledged Equity is in default under any agreement relating to Pledged Equity.
(xi) Neither the execution, delivery or performance of this Agreement nor the exercise of any right or remedy of the Secured Party hereunder will cause a default under any agreement in respect of Pledged Equity or otherwise adversely affect or diminish any Pledged Equity.
(xii) Grantor’s rights under any agreement in respect of Pledged Equity are enforceable in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights.
(e) To the full extent requested by the Secured Party, Grantor has delivered to the Secured Party all Instruments and other writings evidencing Pledged Debt in existence on the date hereof, in suitable form for transfer by delivery with any necessary endorsement or accompanied by fully executed instruments of transfer or assignment in blank.
(f) Grantor has no Deposit Account as of the date hereof other than those listed on Schedule 2.
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(g) Grantor has no Securities Account as of the date hereof.
(h) Grantor is the beneficiary of no Letter of Credit Right as of the date hereof other than those listed on Schedule 2.
(i) Grantor is not aware of any Commercial Tort Claim that it may have other than those listed on Schedule 2.
(j) Grantor is an entity of the type specified on Schedule 1 (or Schedule 1 to any security agreement supplement delivered by it pursuant to Section 7.3) opposite its name and is organized under the laws of the jurisdiction specified in such Schedule opposite its name, which is Grantor’s location pursuant to the UCC. Grantor has not conducted business under any name except the name in which it has executed this Agreement, which is the exact name that appears in Grantor’s Organizational Documents. Grantor’s organizational identification number, if any, is set forth in Schedule 1.
(k) Grantor has good and marketable title to the Collateral, free and clear of all Liens, except for the security interest created by this Agreement and any Permitted Liens. No effective financing statement or other registration or instrument similar in effect covering any Collateral is on file in any recording office except any that have been filed in favor of the Secured Party relating to this Agreement.
(1) There is no condition precedent to the effectiveness of this Agreement that has not been satisfied or waived.
(m) Grantor, if other than Company, has, independently and without reliance upon any Beneficiary and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and each other Note Document to which it is or is to be a party, and Grantor, if other than Company, has established adequate means of obtaining from each other Restricted Person on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of each other Restricted Person.
(n) The direct or indirect value of the consideration received and to be received by Grantor in connection herewith is reasonably worth at least as much as the liability of Grantor hereunder and under each other Note Document to which Grantor is a party, and the incurrence of such liability in return for such consideration may reasonably be expected to benefit Grantor, directly or indirectly. Grantor is not “insolvent” on the date hereof (that is, the sum of Grantor’s absolute and contingent liabilities, including its Obligations hereunder and under each other Note Document to which Grantor is a party, does not exceed the fair market value of Grantor’s assets). Grantor’s capital is adequate for the businesses in which Grantor is engaged and intends to be engaged. Grantor has not incurred (whether hereby or otherwise), nor does Grantor intend to incur or believe that it will incur, debts that will be beyond its ability to pay as such debts mature.
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All balance sheets, earning statements, financial data and other information concerning Grantor that have been furnished to Agent and each Holder to induce it to accept this Agreement (or otherwise furnished to Agent and each Holder in connection with the transactions contemplated hereby or associated herewith) fairly represent the financial condition of Grantor as of the dates and the results of Grantor’s operations for the periods for which the same are furnished. None of such balance sheets, earnings and cash flow statements, financial data and other information contains any untrue statement of a material fact or omits to state any material fact that is necessary to make any statements contained therein not misleading.
ARTICLE IV
Covenants
Section 4.1. General Covenants Applicable to Collateral. Grantor will at all times perform and observe the covenants contained in the Note Purchase Agreement that are applicable to Grantor (whether made by Grantor or made by Company with respect to Grantor) for so long as any Secured Obligation is outstanding. In addition, Grantor will, so long as this Agreement shall be in effect, perform and observe the following:
(a) Without limitation of any other covenant herein, Grantor shall not cause or permit any change in its name, identity or organizational structure, or any change to its jurisdiction of organization, unless Grantor shall have first:
(i) notified the Secured Party of such change at least 30 days prior to the effective date of such change (or such shorter notice as the Secured Party may approve),
(ii) taken all action requested by the Secured Party (under the following subsection (b) or otherwise) for the purpose of further confirming and protecting the Secured Party’s security interest and rights under this Agreement and the perfection and priority thereof, and
(iii) if requested by the Secured Party, provided to the Secured Party a legal opinion to the Secured Party’s satisfaction confirming that such change shall not adversely affect the Secured Party’s security interest and rights under this Agreement or the perfection or priority of such security interest.
In any notice delivered pursuant to this subsection, Grantor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purposes of continuing perfection of the Secured Party’s security interest in the Collateral.
(b) Grantor will, at its expense and as from time to time requested by the Secured Party, promptly execute and deliver all further instruments, agreements, filings and registrations, and take all further action, in order:
(i) to confirm and validate this Agreement and the Secured Party’s rights and remedies hereunder;
(ii) to correct any error or omission in the description herein of the Secured Obligations or the Collateral or in any other provision hereof;
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(iii) to perfect, register and protect the security interest and rights created or purported to be created hereby or to maintain or upgrade in rank the priority of such security interests and rights;
(iv) to enable the Secured Party to exercise and enforce its rights and remedies hereunder; or
(v) otherwise to give the Secured Party the full benefits of the rights and remedies described in or granted under this Agreement.
In connection with the foregoing, Grantor will, whenever requested by the Secured Party:
(A) execute and file any financing statement, continuation statement or other filing or registration relating to the Secured Party’s security interest and rights hereunder, and any amendment thereto,
(B) mark its books and records relating to any Collateral to reflect that such Collateral is subject to this Agreement and the security interests hereunder, and
(C) whenever requested by Secured Party from time to time, Grantor will obtain from any account debtor or other obligor in respect of any property included in the Collateral an acknowledgment by such account debtor or obligor that such property is subject to this Agreement.
(c) Grantor shall not take any action that would, or fail to take any action if such failure would, impair the enforceability, perfection or priority of the Secured Party’s security interest in any Collateral.
Section 4.2. Covenants for Specified Types of Collateral. For so long as any Secured Obligation is outstanding:
(a) Grantor will, promptly upon request by the Secured Party, deliver to the Secured Party all Documents and Instruments included in the Collateral. All such Documents and Instruments shall be held by or on behalf of the Secured Party pursuant hereto and shall be delivered in suitable form for transfer by delivery with any necessary endorsement or shall be accompanied by fully executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party.
(b) If at any time there exists Collateral in which a security interest may be perfected by a notation on the certificate of title or similar evidence of ownership of such Collateral, Grantor will, promptly upon request by the Secured Party, deliver to the Secured Party all certificates of title and similar evidences of ownership, all applications therefor, and all other documents that are necessary or appropriate in order to register the Secured Party’s security interest in such Collateral on such certificate of title or other evidence of ownership or in otherwise perfecting the Secured Party’s security interest in such Collateral.
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(c) For each Deposit Account that Grantor at any time maintains, Grantor will, pursuant to an agreement in form and substance satisfactory to the Secured Party, at the Secured Party’s option, cause the depository bank that maintains such Deposit Account to agree to comply at any time with instructions from the Secured Party to such depository bank directing the disposition of funds from time to time credited to such Deposit Account, without further consent of Grantor, or take such other action as the Secured Party may approve in order to perfect the Secured Party’s security interest in such Deposit Account. This subsection shall not apply to any Deposit Account:
(i) for which the Secured Party is the depository bank, or
(ii) that is specially and exclusively used for payroll, payroll taxes, and other employee wage and benefit payments to or for the benefit of Grantor’s salaried employees.
(d) (i) If Grantor shall at any time hold or acquire any certificated security, Grantor will forthwith endorse, assign, and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify.
(ii) If any security now or hereafter acquired by Grantor is uncertificated and is issued to Grantor or its nominee directly by the issuer thereof, Grantor will immediately notify the Secured Party of such issuance and, pursuant to an agreement in form and substance satisfactory to the Secured Party, cause the issuer thereof to agree to comply with instructions from the Secured Party as to such security, without further consent of Grantor or such nominee, or take such other action as the Secured Party may approve in order to perfect the Secured Party’s security interest in such security.
(iii) Grantor shall not permit any Pledged Equity to be held by a securities intermediary or held in a Securities Account. Grantor shall not permit any Pledged Equity that is an equity interest in a limited liability company or a limited partnership and that is a General Intangible to become Investment Property.
(iv) Grantor shall not:
(A) adjust, settle, compromise, amend or modify any right in respect of any Pledged Equity or any agreement relating thereto;
(B) permit the creation of any additional equity interest in any issuer of Pledged Equity, unless immediately upon creation the same is pledged to the Secured Party pursuant hereto to the extent necessary to give the Secured Party a first-priority security interest in such Pledged Equity after such creation that is in the aggregate at least the same percentage of such Pledged Equity as was subject hereto before such issue, whether such additional interest is presently vested or will vest upon the payment of money or the occurrence or nonoccurrence of any other condition; or
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(C) enter into any agreement, other than the Note Documents, creating, or otherwise permit to exist, any restriction or condition upon the transfer or exercise of any rights in respect of any Pledged Equity, including any restriction or condition upon the transfer, voting or control of any Pledged Equity.
(e) If Grantor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of Grantor, Grantor shall promptly notify the Secured Party thereof and, at the request and option of the Secured Party, pursuant to an agreement in form and substance satisfactory to the Secured Party, either:
(i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Secured Party of the proceeds of any drawing under such letter of credit; or
(ii) arrange for the Secured Party to become the transferee beneficiary of such letter of credit.
(f) If Grantor shall at any time after the date hereof have a Commercial Tort Claim, Grantor shall promptly notify the Secured Party in writing of the details thereof and execute and deliver to the Secured Party a supplement to Schedule 2 listing such Commercial Tort Claim, which supplement shall take effect without further action on the part of any party hereto or beneficiary hereof and shall make such Commercial Tort Claim collateral security subject to this Agreement.
ARTICLE V
Voting and Distribution Rights in Respect Of Pledged Equity
Section 5.1. Voting Rights. Grantor shall be entitled to exercise all voting and other consensual rights pertaining to the Pledged Equity or any part thereof for any purpose; provided that Grantor shall not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of any Pledged Equity or on the Secured Party’s security interest or the value thereof.
Section 5.2. Dividend Rights While No Event of Default Exists. Grantor shall be entitled to receive and retain all dividends, interest and other distributions paid in respect of the Pledged Equity if and to the extent that the payment thereof is not otherwise prohibited by the Note Documents; provided that:
(a) all dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Equity;
(b) all dividends and other distributions paid or payable in cash in respect of any Pledged Equity in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid in surplus; and
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(c) all cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Pledged Equity, shall be, and shall be forthwith delivered to the Secured Party to hold as, Collateral and shall, if received by Grantor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of Grantor and be forthwith delivered to the Secured Party as Pledged Equity in the same form as so received (with any necessary indorsement).
Section 5.3. Actions by Secured Party. The Secured Party will execute and deliver (or cause to be executed and delivered) to Grantor all such instruments as Grantor may reasonably request for the purpose of enabling Grantor to receive the benefits Section 5.1 above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to Section 5.2 above.
Section 5.4. Rights While an Event of Default Exists. Upon the occurrence and during the continuance of an Event of Default:
(a) All rights of Grantor to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 5.2 shall automatically cease, and all such rights shall thereupon become vested in the Secured Party, which shall thereupon have the sole right to receive and hold as Pledged Equity such dividends, interest and other distributions.
(b) All dividends, interest and other distributions that are received by Grantor contrary to subsection (a) above shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of Grantor, and shall be forthwith paid over to the Secured Party as Pledged Equity in the same form as so received (with any necessary indorsement).
ARTICLE VI
Remedies, Powers and Authorizations
Section 6.1. Normal Provisions Concerning the Collateral.
(a) Grantor irrevocably authorizes the Secured Party at any time and from time to time to file, without the signature of Grantor, in any jurisdiction any amendments to existing financing statements and any initial financing statements and amendments thereto that:
(i) indicate the Collateral as being:
(A) “all assets of Grantor and all proceeds thereof, and all rights and privileges with respect thereto” or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or the granting clause of this Agreement; or
(B) of an equal or lesser scope or with greater detail;
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(ii) contain any other information required for the sufficiency or filing office acceptance of any financing statement or amendment, including whether Grantor is an organization, the type of organization and any organization identification number issued to Grantor; and
(iii) properly effectuate the transactions described in the Note Documents, as determined by the Secured Party in its discretion.
Grantor will furnish any such information to the Secured Party promptly upon request. A carbon, photographic or other reproduction of this Agreement or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction by the Secured Party. Grantor ratifies and approves all financing statements heretofore filed by or on behalf of the Secured Party in any jurisdiction in connection with the transactions contemplated hereby.
(b) Grantor appoints the Secured Party as Grantor’s attorney in fact and proxy, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, from time to time in the Secured Party’s discretion, to take any action and to execute any instrument that the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement including any action or instrument:
(i) to obtain and adjust any insurance required to be paid to the Secured Party pursuant hereto;
(ii) to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral;
(iii) to receive, indorse and collect any drafts or other Instruments or Documents;
(iv) to enforce any obligations included in the Collateral; and
(v) to file any claims or take any action or institute any proceedings that the Secured Party may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of Grantor or the Secured Party with respect to any Collateral.
Such power of attorney and proxy are coupled with an interest, are irrevocable, and are to be used by the Secured Party for the sole benefit of the Beneficiaries.
(c) If Grantor fails to perform any agreement or obligation contained herein, the Secured Party may, but shall have no obligation to, itself perform, or cause performance of, such agreement or obligation, and the expenses of the Secured Party incurred in connection therewith shall be payable by Grantor under Section 6.6.
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(d) If any Collateral in which Grantor has granted a security interest hereunder is at any time in the possession or control of any warehouseman, bailee or any of Grantor’s agents, Grantor shall, upon the request of the Secured Party, notify such warehouseman, bailee or agent of the Secured Party’s rights hereunder and instruct such Person to hold all such Collateral for the Secured Party’s account subject to the Secured Party’s instructions. No such request by the Secured Party shall be deemed a waiver of any provision hereof that was otherwise violated by such Collateral being held by such Person prior to such instructions by Grantor.
(e) The Secured Party shall have the right, at any time in its discretion and without notice to Grantor, to transfer to or to register in the name of the Secured Party or any of its nominees any Investment Property or other Pledged Equity, subject only to the voting rights retained pursuant to Section 5.1.
(f) Anything herein to the contrary notwithstanding:
(i) Grantor shall remain liable to perform all duties and obligations under the agreements included in the Collateral to the same extent as if this Agreement had not been executed.
(ii) The exercise by the Secured Party of any right hereunder shall not release Grantor from any duty or obligation under any agreement included in the Collateral.
(iii) No Beneficiary shall have any obligation or liability under the agreements included in the Collateral by reason of this Agreement or any other Note Document, nor shall any Beneficiary be obligated to perform any duty or obligation of Grantor thereunder or take any action to collect or enforce any claim for payment assigned hereunder.
Section 6.2. Event of Default Remedies. If an Event of Default shall have occurred and be continuing, the Secured Party may from time to time in its discretion, without limitation and without notice except as expressly provided below:
(a) Exercise in respect of the Collateral, in addition to any other right and remedy provided for herein, under the other Note Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and any other applicable law.
(b) Require Grantor to, and Grantor will at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it (together with all books, records and information of Grantor relating thereto) available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to both parties.
(c) Prior to the disposition of any Collateral:
(i) to the extent permitted by applicable Law, enter, with or without process of law and without breach of the peace, any premises where any Collateral is or may be located, and without charge or liability to the Secured Party seize and remove such Collateral from such premises;
[Security Agreement]

(ii) have access to and use Company’s books, records, and information relating to the Collateral; and
(iii) store or transfer any Collateral without charge in or by means of any storage or transportation facility owned or leased by Grantor, process, repair or recondition any Collateral or otherwise prepare it for disposition in any manner and to the extent the Secured Party deems appropriate and, in connection with such preparation and disposition, use without charge any copyright, trademark, trade name, patent or technical process used by Grantor.
(d) Reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest created hereby by any available judicial procedure.
(e) Dispose of, at its office, on the premises of Grantor or elsewhere, any Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (but that the sale of any Collateral shall not exhaust the Secured Party’s power of sale, and sales may be made from time to time, and at any time, until all of the Collateral has been sold or until the Secured Obligations have been paid and performed in full), and at any such sale it shall not be necessary to exhibit any Collateral.
(f) Buy (or allow any Beneficiary to buy) Collateral, or any part thereof, at any public sale.
(g) Buy (or allow any Beneficiary to buy) Collateral, or any part thereof, at any private sale if any Collateral is of a type customarily sold in a recognized market or is of a type that is the subject of widely distributed standard price quotations.
(h) Apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Grantor consents to any such appointment.
(i) Comply with any applicable state or federal Law requirement in connection with a disposition of Collateral and such compliance shall not be considered to affect adversely the commercial reasonableness of any sale of Collateral.
(j) Sell Collateral without giving any warranty, with respect to title or any other matter.
(k) Notify (or to require Grantor to notify) any and all obligors under any Account, Payment Intangible, Instrument or other right to payment included in the Collateral of the assignment thereof to the Secured Party under this Agreement and to direct such obligors to make payment of all amounts due or to become due to Grantor thereunder directly to the Secured Party and, upon such notification and at the expense of Grantor and to the extent permitted by law, to enforce collection of any such Account, Payment Intangible, Instrument or other right to payment and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Grantor could have done. After Grantor receives notice that the Secured Party has given (or after the Secured Party has required Grantor to give) any notice referred to above in this subsection:
[Security Agreement]

(i) all amounts and proceeds (including instruments and writings) received by Grantor in respect of any Account, Payment Intangible, Instrument or other right to payment included in the Collateral shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of Grantor and shall be forthwith paid over to the Secured Party in the same form as so received (with any necessary indorsement) to be, at the Secured Party’s discretion, either:
(A) held as cash collateral and released to Grantor upon the remedy of all Defaults and Events of Default, or
(B) while an Event of Default is continuing, applied as specified in Section 6.3, and
(ii) Grantor shall not adjust, settle or compromise the amount or payment of any Account, Payment Intangible, Instrument, or other right to payment included in the Collateral or release wholly or partly any account debtor or obligor thereon or allow any credit or discount thereon.
(l) Give any entitlement order, instruction or direction in respect of any of Investment Property to any issuer, securities intermediary, or commodity intermediary, and to withhold its consent to the exercise of any withdrawal rights or dealing rights by Grantor.
(m) Give an instruction to any depository bank that maintains a Deposit Account for Grantor with respect to the disposition of funds credited thereto or restrict the ability of Grantor to withdraw funds credited thereto, except as authorized in any other Note Document.
To the extent notice of sale shall be required by law with respect to Collateral, at least 10-days’ notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification; provided that, if the Secured Party fails in any respect to give such notice, its liability for such failure shall be limited to the liability (if any) imposed on it by law under the UCC. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
Section 6.3. Application of Proceeds. If an Event of Default shall have occurred and be continuing, any cash held by or on behalf of the Secured Party and all cash proceeds received by or on behalf of the Secured Party in respect of any sale of, collection from, or other realization upon any Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and/or then or at any time thereafter applied in whole or in part by the Secured Party for the benefit of the Beneficiaries against, any Secured Obligation, in the following manner:
(a) First, paid to the Secured Party for any amounts then owing to the Secured Party pursuant to the Note Purchase Agreement or otherwise under the Note Documents or that has otherwise been incurred by the Secured Party in connection with the payment or other satisfaction of any Lien, encumbrance or adverse claim upon or against any Collateral or any other action that the Secured Party determines is reasonably appropriate in connection with the preservation or maintenance of the Collateral.
[Security Agreement]

(b) Second, paid to the Beneficiaries in payment of the Secured Obligations, ratably in accordance with the respective amounts thereof then owing to the Beneficiaries or as otherwise provided in the Note Purchase Agreement.
(c) Third, any surplus of such cash or cash proceeds held by or on the behalf of the Secured Party and remaining after payment in full of all the Secured Obligations shall be paid over to the applicable Grantor or to whatever Person may be lawfully entitled to receive such surplus.
Section 6.4. Deficiency. If the proceeds of any sale, collection or realization of or upon the Collateral of the Grantors by the Secured Party are insufficient to pay all Secured Obligations and all other amounts to which the Secured Party is entitled, Grantor shall be liable for the deficiency, together with interest thereon as provided in the Note Documents or (if no interest is so provided) at such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees of any attorneys employed by the Secured Party and/or the other Beneficiaries to collect such deficiency. Collateral may be sold at a loss to Grantor, and the Secured Party shall have no liability or responsibility to Grantor for such loss. Grantor acknowledges that a private sale may result in less proceeds than a public sale.
Section 6.5. Private Sales of Investment Property and Other Pledged Equity. The Beneficiaries may deem it impracticable to effect a public sale of any Investment Property or other Pledged Equity and may determine to make one or more private sales of such Investment Property or other Pledged Equity to a restricted group of purchasers that will be obligated to agree, among other things, to acquire the same for their own account, for investment and not with a view to the distribution or resale thereof. Any such private sale may be at a price and on other terms less favorable to the seller than the price and other terms that might have been obtained at a public sale. Any such private sale nevertheless shall be deemed to have been made in a commercially reasonable manner, and neither the Secured Party nor any other Beneficiary shall have any obligation to delay sale of any such Investment Property or other Pledged Equity for the period of time necessary to permit their registration for public sale under the Securities Act. Any offer to sell any such Collateral that has been:
(i) publicly advertised on a bona-fide basis in a newspaper or other publication of general circulation in the financial community of Oklahoma City, Oklahoma or New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act), or
(ii) made privately in the manner described above to not less than 15 bonafide offerees, shall be deemed to involve a “public disposition” under Section 9-610(c) of the UCC, notwithstanding that such sale may not constitute a “public offering” under the Securities Act, and any Beneficiary may bid for such Collateral.
[Security Agreement]

Section 6.6. Indemnity and Expenses. In addition to, but not in qualification or limitation of, any similar obligations under other Note Documents:
(a) Grantors jointly and severally will indemnify the Secured Party, each other Beneficiary and any agent appointed pursuant to Section 6.9 from and against all claims, losses and liabilities growing out of or resulting from this Agreement (including enforcement of this Agreement), WHETHER OR NOT SUCH CLAIMS, LOSSES AND LIABILITIES ARE IN ANY WAY OR TO ANY EXTENT CAUSED BY OR ARISING OUT OF SUCH INDEMNIFIED PARTY’S OWN NEGLIGENCE OR STRICT LIABILITY, except to the extent such claims, losses or liabilities are proximately caused by such indemnified party’s individual gross negligence or willful misconduct.
(b) Grantors jointly and severally will upon demand pay to the Secured Party the amount of all costs and expenses, including the fees and disbursements of the Secured Party’s counsel and of any experts and agents, that the Secured Party may incur in connection with:
(i) the transactions that give rise to this Agreement;
(ii) the preparation of this Agreement and the perfection and preservation of this security interest created under this Agreement;
(iii) the administration of this Agreement;
(iv) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral;
(v) the exercise or enforcement of any right of the Secured Party hereunder; or
(vi) the failure by any Grantor to perform or observe any of the provisions hereof.
Section 6.7. Non-Judicial Remedies. In granting to the Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, to the extent permitted by applicable Law, Grantor waives, renounces and knowingly relinquishes any legal right that might otherwise require the Secured Party to enforce its rights by judicial process and confirms that such remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm’s length. The Secured Party may, however, in its discretion, resort to judicial process.
Section 6.8. Limitation on Duty of the Secured Party in Respect of Collateral. Beyond the exercise of reasonable care in the custody thereof, the Secured Party shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Secured Party shall be deemed to have exercised reasonable care in the custody of Collateral in its possession if such Collateral is accorded treatment substantially equal to which that it accords its own property, and the Secured Party shall not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Secured Party in good faith.
[Security Agreement]

Section 6.9. Appointment of Other Agents. At any time, in order to comply with any legal requirement in any jurisdiction, the Secured Party may appoint any bank or trust company or one or more other Persons, either to act as co-agent or co-agents, jointly with the Secured Party, or to act as separate agent or agents on behalf of the Secured Party, with such power and authority as may be necessary for the effective operation of the provisions hereof and may be specified in the instrument of appointment.
ARTICLE VII
Miscellaneous
Section 7.1. Notices. Any notice or communication required or permitted hereunder shall be given in writing, sent in the manner provided in the Note Purchase Agreement, if to the Secured Party or to a Grantor that is a party to the Note Purchase Agreement, to the address set forth in the Note Purchase Agreement and, for any other Grantor, to the address specified opposite its name on Schedule 1, or to such other address or to the attention of such other individual as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given as provided in the Note Purchase Agreement for notices given thereunder.
Section 7.2.Amendments and Waivers. Except as provided in Section 4.2(f) or 7.3, no amendment of this Agreement shall be effective unless it is in writing and signed by Grantor and the Secured Party, and no waiver of this Agreement or consent to any departure by Grantor herefrom shall be effective unless it is in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for that given and to the extent specified in such writing. In addition, all such amendments and waivers shall be effective only if given with the necessary approvals required in the Note Purchase Agreement. No such amendment shall bind any Grantor not a party thereto, but no such amendment with respect to any Grantor shall require the consent of any other Grantor.
Section 7.3.Additional Grantors. Upon the execution and delivery, or authentication, by any Person of a security agreement supplement in substantially the form of Exhibit A:
(a) such Person shall become a Grantor hereunder, each reference in this Agreement and the other Note Documents to “Grantor” shall also mean and be a reference to such Person, and each reference in this Agreement and the other Note Documents to “Collateral” shall also mean and be a reference to the Collateral of such Person, and
(b) Schedule 2 attached to such security agreement supplement shall be incorporated into and become a part of and supplement Schedule 2 hereto, and the Secured Party may attach such supplemental schedule to such Schedule; and each reference to such Schedule shall mean and be a reference to such Schedule as supplemented pursuant to such supplement.
[Security Agreement]

Section 7.4. Preservation of Rights. No failure on the part of the Secured Party or any other Beneficiary to exercise, and no delay in exercising, any right hereunder or under any other Note Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Secured Party provided herein and in the other Note Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law or otherwise.
Section 7.5. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.
Section 7.6. Survival. Each representation and warranty, covenant and other obligation of Grantor herein shall survive the execution and delivery of this Agreement, the execution and delivery of any other Note Document and the creation of the Secured Obligations.
Section 7.7. Binding Effect and Assignment. This Agreement shall:
(a) be binding on Grantor and its successors, and
(b) inure, together with all rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and the other Beneficiaries and their respective successors, transferees and assigns.
Without limiting the generality of the foregoing, the Secured Party and any other Beneficiary may (except as otherwise provided in any Note Document) pledge, assign or otherwise transfer any right under any Note Document to any other Person, and such other Person shall thereupon become vested with all benefits in respect thereof granted herein or otherwise. No right or duty of Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Secured Party.
Section 7.8. Release of Collateral; Termination.
(a) Upon any sale, lease, transfer or other disposition of any Collateral of Grantor in accordance with the Note Documents (other than sales of Inventory in the ordinary course of business), the Secured Party will, at Grantor’s expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence the release of such Collateral from the assignment and security interest granted hereby; provided that:
(i) at the time of such request and such release no Default shall have occurred and be continuing;
(ii) Grantor shall have delivered to the Secured Party, at least 10 Business Days prior to the date of the proposed release (or by such lesser notice as the Secured Party may approve), a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a form of release for execution by the Secured Party and a certificate of Grantor to the effect that the transaction is in compliance with the Note Documents and such other matters as the Secured Party may request; and
[Security Agreement]

(iii) if any Note Document provides for any application of the proceeds of any such sale, lease, transfer or other disposition, or any payment to be made, in connection therewith, such proceeds shall have been applied or payment made as provided therein.
(b) As and when provided in the Note Purchase Agreement, this Agreement and the security interest created hereby shall terminate, all rights in the Collateral shall revert to Grantors and the Secured Party, at a Grantor’s request and at its expense, will:
(i) return to Grantor such of Grantor’s Collateral in the Secured Party’s possession as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and
(ii) execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.
No Grantor is authorized to file any financing statement or amendment or termination statement with respect to any financing statement originally filed in connection with this Agreement without the prior written consent of the Secured Party, subject to Grantors’ rights under Sections 9-509(d)(2) and 9-518 of the UCC. Notwithstanding the foregoing, Sections 6.6, 7.9 and 7.14 shall survive the termination of this Agreement.
Section 7.9. Limitation on Interest. Section 12.9 of the Note Purchase Agreement, which limits the interest for which Grantor is obligated, is incorporated herein by reference.
Section 7.10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
Section 7.11. Final Agreement. This Agreement and the other Note Documents represent the final agreement between the parties hereto and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties hereto. There are no unwritten oral agreements between the parties hereto.
Section 7.12. Counterparts; Facsimile. This Agreement may be separately executed in any number of counterparts, all of that when so executed shall be deemed to constitute one and the same Agreement. This Agreement may be validly delivered by facsimile or other electronic transmission of an executed counterpart of the signature page hereof.
Section 7.13. Acceptance by the Secured Party. By its acceptance of the benefits hereof, the Secured Party and the Beneficiaries shall be deemed to have agreed to be bound hereby and to perform any obligation on their part set forth herein.
[Security Agreement]

Section 7.14. Jurisdiction, Etc. this Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to principles of conflicts of laws. Grantor hereby irrevocably (a) submits itself to the non-exclusive jurisdiction of the state and federal courts sitting in the State and County of New York, (b) agrees and consents that service of process may be made upon it and any of its Subsidiaries in any legal proceeding relating to the Note Documents or the Obligations by any means allowed under New York or federal law, and (c) waives any objection that it may now or hereafter have to the venue of any such proceeding being in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Grantor hereby makes the foregoing submissions, agreements, consents and waivers on behalf of and with respect to each of its Subsidiaries.
Section 7.15. Restatement. This Agreement renews and restates that certain Security Agreement dated as of August 29, 2005, executed by G M Oil Properties, Inc., an Oklahoma corporation as successor by merger to Steadfast Resources, Inc. (“GM”), in favor of the Secured Party (as amended, supplemented, restated or otherwise modified from time to time, the “Original Security Agreement”). The Original Security Agreement secured certain obligations under that certain Note Purchase Agreement dated as of August 29, 2006 by and among, Secured Party and the Holders (as defined therein), which obligations were assumed by Company pursuant to that certain Assumption Agreement of even date herewith. All of the terms and provisions of this Agreement shall supersede the terms and provisions of the Original Security Agreement. This Agreement renews, extends and continues without interruption all Liens existing by the Original Security Agreement, although the terms and provisions and conditions of such Liens shall hereafter be governed in all respects by this Agreement.
[The remainder of this page is intentionally left blank]
[Security Agreement]

IN WITNESS WHEREOF, Grantor has executed and delivered this Agreement as of the date first-above written.

RIO VISTA PENNY LLC
By:	/s/ Ian Bothwell
Ian Bothwell
Manager

RIO VISTA GO LLC
By:	/s/ Ian Bothwell
Ian Bothwell
Manager

RIO VISTA ECO LLC
By:	/s/ Ian Bothwell
Ian Bothwell
Manager

GO, LLC
By:	/s/ Ian Bothwell
Ian Bothwell
Manager

MV PIPELINE COMPANY
By:	/s/ Ian Bothwell
Ian Bothwell
President

[Signature Page to Security Agreement]

SCHEDULE 1
to
SECURITY AGREEMENT
Address for Notices and Jurisdiction of Organization

Jurisdiction of
Name of Grantor	Type of Organization	Organization	Address for Notices

Rio Vista Penny LLC	Limited liability company	Oklahoma	2601 Northwest Expressway #902E

Oklahoma City, Oklahoma 73112

Rio Vista ECO LLC	Limited liability company	Oklahoma	2601 Northwest Expressway #902E

Oklahoma City, Oklahoma 73112

Rio Vista GO LLC	Limited liability company	Oklahoma	2601 Northwest Expressway #902E

Oklahoma City, Oklahoma 73112

GO, LLC	Limited liability company	Oklahoma	2601 Northwest Expressway #902E

Oklahoma City, Oklahoma 73112

MV Pipeline Company	Corporation	Oklahoma	2601 Northwest Expressway #902E

Oklahoma City, Oklahoma 73112
[Security Agreement]
Schedule 1

SCHEDULE 2
to
SECURITY AGREEMENT
Scheduled Collateral
INDEBTEDNESS
Promissory Note dated November 19, 2007 from Rio Vista GO LLC, as Borrower, to
Rio Vista Penny LLC, as Lender, in the principal amount of $2,200,000, payable on demand.
DEPOSIT ACCOUNTS
None.
EQUITY AND RELATED MATTERS
50,000 shares of common stock in MV Pipeline Company, which constitutes 100% of the issued and outstanding stock in MV Pipeline Company.
LETTER OF CREDIT RIGHTS
None.
COMMERCIAL TORT CLAIMS
None.
[Security Agreement]
Schedule 2

EXHIBIT A
to
SECURITY AGREEMENT
FORM OF GRANTOR ACCESSION AGREEMENT
                     __, 20 __
TCW Asset Management Company,
as the Secured Party for the Beneficiaries referred to
in the Security Agreement referred to below

Attn:

Ladies and Gentlemen:
The undersigned refers to:
(i) the Note Purchase Agreement dated as of November 19, 2007 (as heretofore or hereafter amended, supplemented or restated, the “Note Purchase Agreement”) among Rio Vista Penny LLC, an Oklahoma limited liability company the Holders party thereto, and you, as administrative agent, and
(ii) the Security Agreement dated as of November 19, 2007 (the “Security Agreement”) made by the Grantors from time to time party thereto in your favor for the benefit of the Beneficiaries.
Terms defined in the Note Purchase Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Note Purchase Agreement or the Security Agreement.
SECTION 1. Grant of Security. The undersigned grants to you, for the benefit of the Beneficiaries, a security interest in all of its right, title and interest in and to all of the Collateral of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including the property of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement.
SECTION 2. Security for Obligations. The grant of a security interest in, the Collateral by the undersigned under this Agreement and the Security Agreement secures the payment of the Secured Obligations. Without limiting the generality of the foregoing, this Security Agreement Supplement and the Security Agreement secures the payment of all amounts that constitute part of the Secured Obligations and that would be owed by any Restricted Person to any Beneficiary under the Note Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Restricted Person.
[Security Agreement]

Exhibit A — 1

SECTION 3. Information Relating to the Undersigned. The undersigned is an entity of the type specified on Schedule 1 and is organized under the laws of the jurisdiction specified on Schedule 1 and its address for notices is specified on Schedule 1. Its organizational identification number, if any, is set forth in Schedule 1.
SECTION 4. Supplement to Security Agreement Schedule 2. The undersigned has attached hereto a supplemental Schedule 2 to Schedule 2 to the Security Agreement, and the undersigned certifies, as of the date first-above written, that such supplemental schedule has been prepared by the undersigned in substantially the form of Schedule to the Security Agreement and is true and complete.
SECTION 5. Representations, Warranties, Agreements, Waivers. The undersigned as of the date hereof makes each representation, warranty, agreement (including indemnification agreements), waiver, and acknowledgement set forth in the Security Agreement (as supplemented by the attached supplemental schedules).
SECTION 6. Obligations Under the Security Agreement. As of the date first-above written, the undersigned hereby joins the Security Agreement as a party thereto and as a Grantor thereunder and hereby agrees to be bound as a Grantor by all of the terms and provisions of the Security Agreement. As of the date first-above written, each reference in the Security Agreement to a “Grantor” shall also mean and be a reference to the undersigned.
SECTION 7. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the jurisdiction whose laws the Security Agreement provides will govern such agreement.

Very truly yours, [GRANTOR]
By
Name:
Title:

ACCEPTED AND AGREED AS OF THE DATE FIRST-ABOVE STATED.

TCW ASSET MANAGEMENT COMPANY, as Secured Party

By
Name:
Title:
[Security Agreement]

Exhibit A — 2

SCHEDULE 1
to
SECURITY AGREEMENT SUPPLEMENT
Address for Notices and Jurisdiction of Organization

Jurisdiction of
Name of Grantor	Type of Organization	Organization	Address for Notices

[Security Agreement]

Exhibit A Schedule 1

SCHEDULE 2
to
SECURITY AGREEMENT SUPPLEMENT
Scheduled Collateral
AGREEMENTS
[List]
INDEBTEDNESS
[List]
DEPOSIT ACCOUNTS
[List]
EQUITY AND RELATED MATTERS
[Include descriptions of equity, percentage ownership and any shareholder, voting, operating or similar agreements.]
LETTER OF CREDIT RIGHTS
[List]
COMMERCIAL TORT CLAIMS
[List]
[Security Agreement]

Exhibit A Schedule 2